UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2011

Zurvita Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-145898	26-0531863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner
Houston, Texas 77024
 (Address of principal executive offices and Zip Code)
___________________

713-464-5002
 (Registrant’s telephone number, including area code)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Telephone:  (212) 930-9700
Fax:  (212) 930-9725

Not Applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On December 28, 2011, Zurvita Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement with an accredited investor (the “Purchase Agreement”),  pursuant to which the Company issued and sold 2,800,000 shares of its Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and Series C Common Stock Purchase Warrants to purchase an aggregate of 11,200,000 shares of the Company’s common stock (the “Series C Warrants” and, together with the Series C Preferred Stock, the “Private Placement Securities”).

On December 27, 2011, the Company filed a Certificate of Amendment of the company’s Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 10,000,000 shares to 11,350,000 shares.  On December 27, 2011, the Company filed the Third Amended and Restated Series C Convertible Preferred Stock Certificate of Designation to increase the number of shares designated as such from 4,800,000 shares to 7,600,000 shares.

Pursuant to the Purchase agreement, the aggregate purchase price for the Private Placement Securities was $2,800,000 (the “Purchase Price”), which Purchase Price was previously advanced to the Company.  On August 8, 2011, the Company received $1,500,000 of the Purchase Price.  On December 6, 2011, the Company received $1,300,000 of the Purchase Price.

The Series C Preferred Stock is convertible into shares of the Company’s common stock at an initial conversion price of $0.25 per share, subject to adjustment.  The holders of the Company’s Series C Preferred Stock shall have the right to the number of votes equal to the number of shares issuable upon conversion of the Series C Preferred Stock.  In addition, so long as any shares of Series C Preferred Stock are outstanding, the Company cannot, without the written consent of the holders of 51% of the then outstanding Series C Preferred Stock: (i) amend its articles of incorporation in any manner that adversely affects the rights of the holders; (ii) alter or change adversely the voting or other powers, preferences, rights, privileges, or restrictions of the Series C Preferred Stock; (iii) increase the authorized number of shares of preferred stock or Series C Preferred Stock or reinstate or issue any other series of preferred stock; (iv) redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as such term is defined in the certificate of designation of the Series C Preferred Stock) or any shares pari passu with the Series C Preferred Stock; (v) directly or indirectly pay or declare any dividend or make any distribution in respect of, any Junior Securities, or set aside any monies for the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or any shares pari passu with the Series C Preferred Stock; (vi) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as such term is defined in the certificate of designation of the Series C Preferred Stock) senior to or otherwise pari passu with the Series C Preferred Stock; or (vii) enter into any agreement with respect to any of the foregoing.  The holders of the Company’s Series C Preferred Stock shall also have liquidation preferences over the holders of the Company’s common stock.  The Series C Preferred Stock also contain anti-dilution provisions, including but not limited to if the Company issues shares of its common stock at less than the then existing conversion price, the conversion price of the Series C Preferred Stock will automatically be reduced to such lower price and the number of shares to be issued upon exercise will be proportionately increased.  The Series C Preferred Stock also contains limitations on exercise, including the limitation that the holders may not convert their shares to the extent that upon exercise the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of common stock (subject to an increase upon at least 61-days’ notice by the investor to the Company, of up to 9.99%).

The Series C Warrants are exercisable for a term of seven years at an exercise price of $0.25 per share.  The Series C Warrants also contain anti-dilution provisions, including but not limited to if the Company issues shares of its common stock at less than the then existing conversion price, the conversion price of the Series C Warrants will automatically be reduced to such lower price and the number of shares to be issued upon exercise will be proportionately increased.  The Series C Warrants contain limitations on exercise, including the limitation that the holders may not convert their Series C Warrants to the extent that upon exercise the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of common stock (subject to an increase upon at least 61-days’ notice by the investor to the Company, of up to 9.99%).

The foregoing is not a complete summary of the terms of the private placement described in this Item 1.01 and reference is made to the complete text of the Purchase Agreement, the Third Amended and Restated Certificate of Designation of the Series C Preferred Stock, and the Series C Warrant attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 3.02  Unregistered Sale of Equity Securities

As described in Item 1.01 above, which information that is required to be disclosed under this Item 3.02 is hereby incorporated by reference into this Item, on December 28, 2011, the Company issued and sold 2,800,000 shares of its Series C Preferred Stock and Series C Warrants to purchase an aggregate of 11,200,000 shares of the Company’s common stock to an accredited investor.  The Series C Preferred Stock and the Series C Warrants were all sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the Securities or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in Item 1.01 above, which information that is required to be disclosed under this Item 5.03 is hereby incorporated by reference into this Item, on December 27, 2011, the Company filed a Certificate of Amendment of the company’s Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 10,000,000 shares to 11,350,000 shares.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Certificate of Amendment of Certificate of Incorporation
10.1	Securities Purchase Agreement dated December 28, 2011
10.2	Third Amended and Restated Series C Convertible Preferred Stock Certificate of Designation
10.3	Series C Common Stock Purchase Warrant

   SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZURVITA HOLDINGS, INC.

Dated: December 29, 2011	By:	/s/ Jay Shafer
Jay Shafer, Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation
10.1	Securities Purchase Agreement dated December 28, 2011
10.2	Third Amended and Restated Series C Convertible Preferred Stock Certificate of Designation
10.3	Series C Common Stock Purchase Warrant